~~______________________________________________________________________________________________________~~
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 25, 2022
_______________________________
Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
~~______________________________________________________________________________________________________~~

Item 8.01.	Other Events.
On July 21, 2022, the National Association of REALTORS® (“NAR”) published on its website monthly average (mean) sales price (“ASP”) data for U.S. existing homes for the period of January 2020 through April 2022 and annual ASP data for 2020 and 2021 that revises ASP data previously published by NAR for such periods (the “NAR revision”). The NAR revision reflects significant increases in its ASP data from those previously reported.
The NAR revision includes a disclaimer that: "The average price table is NAR's best estimate. Unlike the median home price, the average home price is influenced by outliers. Due to rapid price gains in recent years and more sales at the very high end, there is less reliability associated with the average price. There is a break in the average price between 2019 and 2020, and therefore should not be compared. A newer methodology was applied in 2020 to better account for outliers of high-priced homes."
The previously reported financial results and key business driver information of Anywhere Real Estate Inc. (the “Company” or “we”, “us” or “our”) and Anywhere Real Estate Group LLC are unchanged by the NAR revision.
In light of the NAR revision and its accompanying disclaimer regarding the reduced reliability of its ASP data, we intend to discontinue use of NAR’s ASP data as a means of measuring our performance against the broader U.S. residential real estate market in any particular reporting period or as a means of calculating existing homesale transaction volume for the U.S. residential real estate industry (historically, NAR’s average sales price multiplied by NAR’s existing homesale transaction units) and our market share.
Investors are cautioned not to rely on NAR’s previously reported historical ASP data for the NAR revision period or on NAR ASP data for periods prior to January 2020. Additionally, investors are cautioned not to rely on calculations derived from that data, including existing homesale transaction volume for the U.S. residential real estate industry and estimates of our market share or on our prior comparisons of performance against reported NAR data. We cannot provide any assurances that these revisions by NAR will be the only or final revisions to NAR’s historical ASP or other data.
We have included publicly reported NAR data, including ASP for the periods included in the NAR revision and for periods prior to January 2020, in our public disclosures for a variety of purposes, including those noted above. These public disclosures have been included in our Form 10-Ks, Form 10-Qs, Form 8-Ks, proxy statements, earnings releases and presentations, and other materials created by us, such as quarterly fact sheets and our 2022 Investor Day presentation, including, for example, the “Current Business and Industry Trends” section of “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Ks and Form 10-Qs and the “Housing Market and Market Share” section of Item 1 – Business of our Form 10-Ks. Cautionary language with respect to reliance on NAR and other industry data has been included under “Current Business and Industry Trends” in our Form 10-Qs as well as the section of our Form 10-Ks captioned “Market and Industry Data and Forecasts.”
While we intend to discontinue use of NAR ASP data and data derived therefrom on a go-forward basis, for purposes of transparency we are providing the following information derived from the NAR revision data to provide additional context of the scope of the revision – but caution investors to refer to NAR’s disclaimer with respect to the reliability of such information:
•The NAR revision reports an approximately 48% increase in ASP from January 2020 to April 2022, compared to its previously reported approximately 31% increase during that period.
•The NAR revision reports ASP for fiscal year 2020 as $395,600 as compared to its previously reported ASP of $331,900 for the same period -- representing an approximately 19% increase over the previously reported NAR data and implying an increase in estimated 2020 existing homesale transaction volume for the U.S. residential real estate industry to approximately $2.231 trillion using NAR’s revised ASP data as compared to approximately $1.872 trillion under NAR’s previous ASP data.
•The NAR revision reports ASP for fiscal year 2021 as $462,400 as compared to its previously reported ASP of $368,500 for the same period -- representing an approximately 25% increase over the previously reported NAR data and implying an increase in estimated 2021 existing homesale transaction volume for the U.S. residential real estate industry to approximately $2.830 trillion using NAR’s revised ASP data as compared to approximately $2.255 trillion under NAR’s previous ASP data.
We have historically measured our market share of existing homesale transaction volume for the U.S. residential real estate industry by the ratio of (a) homesale transaction volume (sides times average price) in which we and our franchisees participate to (b) NAR's existing homesale transaction volume (regardless of whether an agent or broker was involved in the transaction)—calculated by doubling the number of existing homesale transactions reported by NAR to account for both the buy and sell sides of a transaction multiplied by average sales price as reported by NAR. As measured in a comparison to the volume of all existing homesale transactions in the U.S. as reported by NAR (regardless of whether an agent or broker was involved in the transaction), we estimate that, based on the significantly increased size of market volume calculated using the revised ASP data included in the NAR revision, our market share in 2021 was approximately 13.0% and in 2020 was approximately 12.8% rather than our prior estimates (based on NAR’s previous data) of approximately 16.4% for 2021 and 15.3% for 2020, as previously reported in our Form 10-K for the fiscal year ended December 31, 2021. This change has no impact on our previously reported financial results or key business driver information.
While we are providing this update for transparency, we note again our intention to discontinue use of NAR ASP data and calculations and comparisons derived from such data in light of NAR’s disclaimer regarding the reduced reliability associated with its ASP data and caution investors that we cannot provide assurances with respect to this data. As we have previously cautioned, NAR historical data is subject to periodic review and revision and these revisions have been material in the past, and could be material in the future.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: July 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: July 25, 2022